     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 27, 1998
                                                   REGISTRATION NOS.: 333-56609
                                                                      811-08809
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                    [X]
                         PRE-EFFECTIVE AMENDMENT NO. 1                      [X]
                          POST-EFFECTIVE AMENDMENT NO.                      [ ]
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                               [X]
                                AMENDMENT NO. 1                             [X]

                                 --------------

                 MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

                            DAVID M. BUTOWSKY, ESQ.
                             GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036

                                 --------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of this registration statement.

                                --------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

===============================================================================

                 MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND

                             CROSS-REFERENCE SHEET

                                   FORM N-1A

ITEM                 CAPTION
PART A               PROSPECTUS
------               ----------
  1.    ..........   Cover Page
  2.    ..........   Summary of Fund Expenses; Prospectus Summary
  3.    ..........   Financial Highlights; Performance Information
  4.    ..........   Investment Objective and Policies; Risk
                     Considerations and Investment Practices; The Fund
                     and Its Management; Cover Page; Investment
                     Restrictions; Prospectus Summary
  5.    ..........   The Fund and Its Management; Back Cover;
                     Investment Objective and Policies
  6.    ..........   Dividends, Distributions and Taxes; Additional
                     Information
  7.    ..........   Purchase of Fund Shares; Shareholder Services;
                     Redemptions and Repurchases
  8.    ..........   Purchase of Fund Shares; Redemptions and
                     Repurchases; Shareholder Services
  9.    ..........   Not Applicable

PART B                STATEMENT OF ADDITIONAL INFORMATION
------                -----------------------------------
   10.    ..........   Cover Page
   11.    ..........   Table of Contents
   12.    ..........   The Fund and Its Management
   13.    ..........   Investment Practices and Policies; Investment
                       Restrictions; Portfolio Transactions and Brokerage
   14.    ..........   The Fund and Its Management; Trustees and Officers
   15.    ..........   Trustees and Officers
   16.    ..........   The Fund and Its Management; Purchase of Fund
                       Shares; Custodian and Transfer Agent;
                       Independent Accountants
   17.    ..........   Portfolio Transactions and Brokerage
   18.    ..........   Description of Shares
   19.    ..........   The Distributor; Purchase of Fund Shares;
                       Redemptions and Repurchases; Statement of
                       Assets and Liabilities; Shareholder Services
   20.    ..........   Dividends, Distributions and Taxes
   21.    ..........   The Distributor
   22.    ..........   Performance Information
   23.    ..........   Experts; Financial Statements

PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                             MORGAN STANLEY DEAN WITTER
                             S&P 500 SELECT FUND
                             PROSPECTUS --       , 1998
--------------------------------------------------------------------------------


MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND (THE "FUND") IS AN OPEN-END, DIVERSIFIED MANAGEMENT INVESTMENT COMPANY WHOSE INVESTMENT OBJECTIVE IS TO PROVIDE A TOTAL RETURN (BEFORE EXPENSES) THAT EXCEEDS THE TOTAL RETURN OF THE STANDARD & POOR'S (Registered Trademark) 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500 INDEX"). THE FUND SEEKS TO MEET ITS INVESTMENT OBJECTIVE BY INVESTING, UNDER NORMAL CIRCUMSTANCES, AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN COMMON STOCKS OF SELECTED COMPANIES (INCLUDING ADRS OF FOREIGN COMPANIES) INCLUDED IN THE S&P 500 INDEX, UTILIZING EQUITY RESEARCH PROVIDED BY SELECTED EQUITY RESEARCH FIRMS. THERE CAN BE NO ASSURANCE THAT THE FUND'S OBJECTIVE WILL BE ACHIEVED. (SEE "INVESTMENT OBJECTIVE AND POLICIES.") THE FUND WILL NOT OPERATE AS AN INDEX FUND AND IT IS NOT ANTICIPATED THAT THE FUND WILL INVEST IN ALL OF THE COMPANIES OR INDUSTRIES REPRESENTED IN THE S&P 500 INDEX.


INITIAL OFFERING--Shares of the Fund are being offered in an underwriting by Morgan Stanley Dean Witter Distributors Inc. at $10.00 per share for Class B, Class C and Class D shares with all proceeds going to the Fund and at $10.00 per share plus a sales charge for Class A shares with the sales charge paid to the Underwriter and the net asset value of $10.00 per share going to the Fund.
The initial offering will run from approximately      , 1998 through      ,
1998.

CONTINUOUS OFFERING--A continuous offering of the shares of the Fund will commence approximately two weeks after the closing date of the initial offering
which is anticipated for      , 1998. Class B, Class C and Class D shares will
be priced at the net asset value per share and Class A shares will be priced at the net asset value per share plus a sales charge, in each case as next determined following receipt of an order.



TABLE OF CONTENTS


Prospectus Summary............................................  2
Summary of Fund Expenses......................................  4
The Fund and Its Management...................................  5
Investment Objective and Policies ............................  5
 Risk Considerations and Investment Practices.................
Investment Restrictions ......................................  9

Underwriting.................................................. 10

Purchase of Fund Shares....................................... 10
Shareholder Services.......................................... 18

Redemptions and Repurchases................................... 21
Dividends, Distributions and Taxes............................ 22

Performance Information....................................... 22

Additional Information ....................................... 23


This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of
Additional Information, dated      , 1998, which has been filed with the
Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

MORGAN STANLEY DEAN WITTER
S&P 500 SELECT FUND
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 OR
(800) 869-NEWS (TOLL-FREE)

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

           Morgan Stanley Dean Witter Distributors Inc., Distributor

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
THE               The Fund is organized as a trust, commonly known as a Massachusetts business trust, and is an open-end,
FUND              diversified management investment company. The Fund invests primarily in common stocks of selected companies (including ADRs of foreign companies) included in the Standard & Poor's (Registered Trademark)
                  500 Composite Stock Price Index (the "S&P 500 Index"), utilizing equity research provided by selected equity research firms. The Fund will not operate as an index fund and it is not anticipated that the
                  Fund will invest in all of the companies or industries represented in the S&P 500 Index.
--------------------------------------------------------------------------------------------------------------------------------
SHARES            Shares of beneficial interest with $0.01 par value (see page 23). The Fund offers four Classes of shares,
OFFERED           each with a different combination of sales charges, ongoing fees and other features (see pages 10-18).
--------------------------------------------------------------------------------------------------------------------------------
INITIAL           Shares of the Fund are being offered in an underwriting by Morgan Stanley Dean Witter Distributors
OFFERING          Inc. at $10.00 per share for each of Class B, Class C and Class D and $10.00 per share plus a sales charge for Class A. The minimum purchase for each Class is 100 shares; however, Class D shares are only available to persons who are otherwise qualified to purchase such shares. The initial offering will
                  run approximately from      , 1998 through      , 1998. The closing will take place on
                       , 1998 or such other date as may be agreed upon by Morgan Stanley Dean Witter
                  Distributors Inc., and the Fund (the "Closing Date"). Shares will not be issued and dividends will not be declared by the Fund until after the Closing Date. If any orders received during the initial offering period are accompanied by payment, such payment will be returned unless an accompanying request for investment in a Morgan Stanley Dean Witter money market fund is received at the time the payment is made. Any purchase order may be cancelled at any time prior to the Closing Date.
--------------------------------------------------------------------------------------------------------------------------------
CONTINUOUS        A continuous offering of shares of the Fund will commence within approximately two weeks after the
OFFERING/         Closing Date. The minimum initial investment for each Class is $1,000 ($100 if the account is opened
MINIMUM           through EasyInvestSM). Class D shares are only available to persons investing $5 million ($25 million
PURCHASE          for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Morgan Stanley Dean Witter Advisors Inc.
                  serves as investment manager ("Morgan Stanley Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Morgan Stanley
                  Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 10).
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT        The investment objective of the Fund is to provide a total return (before expenses) that exceeds the
OBJECTIVE         total return of the S&P 500 Index (see page 5).
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT        Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"), the Investment Manager of the Fund,
MANAGER           and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies and other portfolios with net assets under management of approximately $115.2 billion at
                  June 30, 1998 (see page 5).
--------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT        The Investment Manager receives a monthly fee at the annual rate of 0.60% of the Fund's average daily
FEE               net assets. The Investment Manager has agreed to assume all operating expenses (not including brokerage and 12b-1 fees) and to waive the compensation provided for in its Management Agreement until such time as the Fund has $50 million in net assets or until six months from the date of the Fund's commencement of operations, whichever occurs first. The fee should not be compared with fees paid by other investment companies without also considering applicable sales loads and distribution fees, including those noted below (see page 5).
--------------------------------------------------------------------------------------------------------------------------------
UNDERWRITER AND   Morgan Stanley Dean Witter Distributors Inc. (the "Distributor") is the Fund's Underwriter and
DISTRIBUTOR AND   Distributor. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment
DISTRIBUTION      Company Act (the "12b-1 Plan") with respect to the distribution fees paid by the Class A, Class B and
FEE               Class C shares of the Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the National
                  Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 10 and 17).
--------------------------------------------------------------------------------------------------------------------------------
ALTERNATIVE       Four classes of shares are offered:
PURCHASE          o Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger
ARRANGEMENTS      purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                  Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 10, 13 and 17).
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                 o  Class B shares are offered without a front-end sales charge, but will in most cases be subject to a
                 CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a
                 Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the average daily net assets of Class B. Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 10, 15 and 17).

                 o  Class C shares are offered without a front-end sales charge, but will in most cases be subject to a
                 CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the
                 Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the
                 Class (see pages 10, 16 and 17).

                  o  Class D shares are offered only to investors meeting an initial investment minimum of $5 million
                 ($25 million for certain qualified plans) and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 10 and 17).
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND    Dividends from net investment income and distributions from net capital gains, if any, are paid at least
CAPITAL GAINS    once each year. The Fund may, however, determine to retain all or part of any net long-term capital
DISTRIBUTIONS    gains in any year for reinvestment. Dividends and capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 18 and 22).
--------------------------------------------------------------------------------------------------------------------------------
REDEMPTION       Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A,
                 Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvestSM, if after twelve months the shareholder has invested less than $1,000 in the account (see page 21).
--------------------------------------------------------------------------------------------------------------------------------
RISK             An investment in the Fund should be considered a long-term holding and subject to all the risks
CONSIDERATIONS   associated with investing in equity securities. The market value of the Fund's portfolio securities and, therefore, the Fund's net asset value per share, will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund is actively managed by the Investment
                 Manager and will not operate as an index fund. In selecting individual companies, the Investment
                 Manager will utilize the research recommendations of equity research firms and there can be no assurances that these companies will perform as anticipated by the equity research firms or by the
                 Investment Manager. The Fund may enter into repurchase agreements, may lend its portfolio securities and may utilize transactions involving stock index futures which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. An investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors.
                 Investors should carefully consider their ability to assume these risks and the risks outlined under the heading "Risk Considerations and Investment Practices" (pages 7-9) before making an investment in the Fund.
--------------------------------------------------------------------------------------------------------------------------------


 The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------


The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The fees and expenses set forth in the table below are based on the fees and estimated other expenses anticipated for the first fiscal year of the Fund.



                                                                   Class A         Class B         Class C       Class D
                                                                   -------         -------         -------       -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage
 of offering price) ..........................................       5.25%(1)        None            None          None
Sales Charge Imposed on Dividend Reinvestments ...............       None            None            None          None
Maximum Contingent Deferred Sales Charge (as a percentage of
 original purchase price or redemption proceeds) .............       None(2)         5.00%(3)        1.00%(4)      None
Redemption Fees ..............................................       None            None            None          None
Exchange Fee .................................................       None            None            None          None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
Management Fees+ .............................................       0.60%           0.60%           0.60%         0.60%
12b-1 Fees (5) (6) ...........................................       0.25%           1.00%           1.00%         None
Other Expenses+ ..............................................       0.32%           0.32%           0.32%         0.32%
Total Fund Operating Expenses+ (7) ...........................       1.17%           1.92%           1.92%         0.92%


---------

+ The Investment Manager has agreed to assume all operating expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Investment Management Agreement until such time as the Fund has $50 million of net assets or until six months from the date of commencement of the Fund's operations, whichever occurs first. The expenses and fees disclosed above do not reflect the assumption of any expenses or the waiver of any compensation by the Investment Manager.


(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares").

(5) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").

(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").

(7) "Total Fund Operating Expenses," as shown above with respect to each Class, are based upon the sum of Management and 12b-1 Fees, and estimated "Other Expenses."


                                                                                  1 Year     3 Years
                                                                                  ------     -------
You would pay the following expenses on a $1,000 investment assuming (1) a 5%
annual return and (2) redemption at the end of each time period:
  Class A ....................................................................      $64        $88
  Class B ....................................................................      $69        $90
  Class C ....................................................................      $29        $60
  Class D ....................................................................      $ 9        $29
You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
  Class A ....................................................................      $64        $88
  Class B ....................................................................      $19        $60
  Class C ....................................................................      $19        $60
  Class D ....................................................................      $ 9        $29


THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."

Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

Morgan Stanley Dean Witter S&P 500 Select Fund (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on June 8, 1998.

      Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. The Investment Manager, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998.


      MSDW Advisors and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), serve in various investment management, advisory, management and administrative capacities to 101 investment companies, 28 of which are listed on the New York Stock Exchange, with combined assets of approximately $110.8 billion at June 30, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4.4 billion at such date.


      The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. MSDW Advisors has retained MSDW Services to perform the aforementioned administrative services for the Fund.

      The Fund's Trustees review the various services provided by the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


      As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund incurred by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.60% to the Fund's net assets. The Investment Manager has agreed to assume all operating expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Investment Management Agreement until such time as the Fund has $50 million in net assets or until six months from the date of the Fund's commencement of operations, whichever occurs first. The expenses of the Fund include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian and auditing fees; certain legal fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.


INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------


The investment objective of the Fund is to provide a total return (before expenses) that exceeds the total return of the Standard & Poor's (Registered Trademark) 500 Composite Stock Price Index (the "S&P 500 Index"). The objective is a fundamental policy of the Fund and may not be changed without a vote of a majority of the outstanding voting securities of the Fund. There is no assurance that the objective will be achieved. The following policies may be changed by the Board of Trustees without shareholder approval.

      The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of selected companies (including ADRs of foreign companies) included in the S&P 500 Index, utilizing equity research provided by selected equity research firms. The Fund will be actively managed and it is not anticipated that the Fund will invest in all of the companies or industries represented in the S&P 500 Index. As such, the Fund will not operate as an index fund and its performance will differ from the performance of the S&P 500 Index.

      The Investment Manager first seeks to identify those companies listed on the S&P 500 Index that have received favorable investment recommendations from the equity research departments of recognized investment banking firms, including Morgan Stanley Dean Witter & Co. The Investment Manager will review and assess the available analytical research reports and investment recommendations provided by these equity research departments on each of the companies included in the S&P 500 Index, together with its own investment analysis, to select favorable companies within each of the industries represented in the S&P 500 Index relative to the other companies in that industry classification. It is not anticipated that the Fund will invest in the selected companies in accordance with their individual market capitalization weightings in the S&P 500 Index. The Investment Manager will attempt to invest in all of the industries represented in the S&P 500 Index; however, the Investment Manager will not invest in an industry if the companies within that industry do not meet its investment criteria. The Investment Manager generally will allocate the Fund's assets among each selected industry classification based on the total market capitalization of the companies in that industry relative to the total market capitalization of the companies in the other industries invested in by the Fund.


      The holdings of the Fund will be adjusted by the Investment Manager on an ongoing basis, but not less than quarterly to reflect changes in investment recommendation, Investment Manager's own analysis, industry market capitalization and the Fund's asset levels.


      In addition to common stocks of companies (including ADRs of foreign companies) included in the S&P 500 Index, up to 20% of the Fund's net assets may be invested in stock index futures on the S&P 500 Index, Standard & Poor's Depositary Receipts, and/or money market instruments as described below.

STOCK INDEX FUTURES CONTRACTS. The Fund may purchase and sell stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on the S&P 500 Index ("stock index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund will purchase or sell stock index futures contracts for the following reasons: to simulate investment in the S&P 500 Index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index. The Fund may enter into such instruments provided that not more than 5% of its assets are required as an initial margin deposit and provided that the contract prices of the stock index futures contracts do not exceed 20% of its net assets. While such instruments can be used as leveraged investments, the Fund may not use them to leverage its assets.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS"). The Fund may purchase interests in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. The Fund may invest up to 10% of its total assets in the aggregate in SPDRs and up to 5% of its total assets in SPDRs issued by a single unit investment trust. As a holder of interests in a unit investment trust, the Fund would indirectly bear its ratable share of that unit investment trust's expenses. At the same time the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in such unit investment trusts. The liquidity of small holdings of SPDRs will depend upon the existence and liquidity of a secondary market. See the Statement of Additional Information for a further discussion of SPDRs.

TEMPORARY INVESTMENTS. A portion of the Fund's assets, not exceeding 20% of its net assets, may be invested temporarily in money market instruments under any one or more of the following circumstances: (a) pending investment of proceeds of sale of shares of the Fund; (b) pending settlement of purchases of portfolio securities; or (c) to maintain liquidity for the purposes of meeting anticipated redemptions. The money market instruments in which the Fund may invest are certificates of deposit of U.S. domestic banks with assets of $1 billion or more; bankers' acceptances; time deposits; U.S. Government and U.S. Government agency securities; or commercial paper rated within the two highest grades by S&P or Moody's Investors Service, Inc., or, if not rated, are of comparable quality as determined by the Trustees, and which mature within one year from the date of purchase.


      There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which up to 100% of its total assets is invested in money market instruments or cash.

ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX.

The S&P 500 Index is a well-known, unmanaged stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks of domestic and foreign companies whose securities are publicly traded in the United States, most of which are listed on the New York Stock Exchange Inc. (the "NYSE"). Stocks in the S&P 500 Index are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price). The Investment Manager believes that the performance of the S&P 500 Index is representative of the performance of publicly traded common stocks in general. Unlike the Fund, however, the performance of the S&P 500 Index does not include expenses or fees. The composition of the S&P 500 Index is determined by S&P and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. The S&P 500 Index is currently comprised of approximately 104 industry classifications.


      "Standard & Poor's (Registered Trademark) ," "S&P (Registered
Trademark) ," "S&P 500 (Registered Trademark) ," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("Standard & Poor's") and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


      The Fund may also invest in repurchase agreements and zero coupon securities and may purchase securities on a when-issued, delayed delivery or forward commitment basis, may purchase securities on a "when, as and if issued basis, and may lend its portfolio securities, as discussed under "Risk Considerations and Investment Practices" below.


      The investment policies of the Fund are not fundamental and may be changed by the Trustees without shareholder approval.


RISK CONSIDERATIONS AND INVESTMENT
PRACTICES

The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted.

INVESTMENT SELECTION. A principal component of the Investment Manager's selection process utilizes the investment recommendations of the equity research firms chosen by the Investment Manager, including Morgan Stanley Dean Witter & Co. The equity research firms utilized by the Investment Manager will be selected based on its opinion of the quality of the research services and stock recommendations of such firms. This list of selected equity research firms will be continuously reviewed by the Investment Manager and may change from time to time. There can be no assurance that all of the companies included in the S&P 500 Index will be covered by each of the selected equity research firms or that the research recommendations will be consistent among those firms. In addition, there can be no assurance that the securities will perform as anticipated by these equity research firms or by the Investment Manager.

RISKS OF FUTURES TRANSACTIONS. The Fund may close out its position as a buyer or seller of a futures contract only if a liquid secondary market exists for futures contracts of that series. There is no assurance that such a market will exist. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

      The extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes."

      There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the contract. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the securities and futures markets could result.


FOREIGN SECURITIES. The Fund may purchase common stocks, including American Depository Receipts, of foreign corporations represented in the S&P 500 Index (such securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Market System). Investments in foreign securities may be affected by changes in governmental administration or economic policy (in the United States and abroad) or changed circumstances in dealings between nations. Foreign companies may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be more volatile than securities of U.S. companies. As noted above, the Fund's investment in common stock of foreign corporations represented in the S&P 500 Index may also be in the form of American Depository Receipts (ADRs). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities and are designed for use in the U.S. securities markets.


REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. See the Statement of Additional Information for additional risk disclosure.

WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's asset committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. See the Statement of Additional Information for additional risk disclosure.

ZERO COUPON SECURITIES. A portion of the money market instruments in which the Fund may invest may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

      A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuationsduring periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

      For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

      Except as specifically noted, all investment policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

      In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.


PORTFOLIO MANAGEMENT


The Fund's portfolio is managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of the Investment Manager, and the Investment Manager's own analysis of factors it deems relevant. No particular emphasis is given to investments in securities for the purpose of earning current income. The assets of the Fund are managed within MSDW Advisors' Growth Group, which manages 29 equity funds and fund portfolios with approximately $12.7 billion in assets as of June 30, 1998. Guy
G. Rutherfurd, Jr., Senior Vice President of MSDW Advisors and a member of MSDW's Growth Group since February, 1997, is the primary portfolio manager of the Fund. Prior to joining MSDW Advisors, Mr. Rutherfurd was Executive Vice President and Chief Investment Officer of Nomura Asset Management (U.S.A.) Inc., from May, 1992 to February, 1997.

      Although the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the Investment Manager's opinion strengthen the Fund's position and contribute to its investment objective. Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of the Investment Manager. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. It is not anticipated that the portfolio trading will result in the Fund's portfolio turnover rate exceeding 100% in any one year. The Fund will incur brokerage costs commensurate with its portfolio turnover rate. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

      The Fund may not:

      1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities), except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund (a "Qualifying Portfolio").

      2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that the Fund may invest all or substantially all of its assets in a Qualifying Portfolio.

      3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

UNDERWRITING
--------------------------------------------------------------------------------

Morgan Stanley Dean Witter Distributors Inc. (the "Underwriter") has agreed to purchase up to 10,000,000 shares from the Fund, which number may be increased or decreased in accordance with the Underwriting Agreement. The initial
offering will run approximately from       , 1998 through       , 1998. The
Underwriting Agreement provides that the obligation of the Underwriter is subject to certain conditions precedent and that the Underwriter will be
obligated to purchase the shares on       , 1998, or such other date as may be
agreed upon by the Underwriter and the Fund (the "Closing Date"). Shares will not be issued and dividends will not be declared by the Fund until after the Closing Date. For this reason, payment is not required to be made prior to the Closing Date. If any orders received during the initial offering period are accompanied by payment, such payment will be returned unless an accompanying request for investment in a Morgan Stanley Dean Witter money market fund is received at the time the payment is made. Prospective investors in money market funds should request and read the money market fund prospectus prior to investing. All such funds received and invested in a Morgan Stanley Dean Witter money market fund will be automatically invested in the Portfolio on the Closing Date without any further action by the investor. Any investor may cancel his or her purchase of Portfolio shares without penalty at any time prior to the Closing Date.

      The Underwriter will purchase Class B, Class C and Class D shares from the Fund at $10.00 per share with all proceeds going to the Fund and will purchase Class A shares at $10.00 per share plus a sales charge with the sales charge paid to the Underwriter and the net asset value of $10.00 per share going to the Fund. The Underwriter may, however, receive contingent deferred sales charges from future redemptions of Class A, Class B and Class C shares (see "Purchase of Fund Shares--Continuous Offering").

      The Underwriter shall, regardless of its expected underwriting commitment, be entitled and obligated to purchase only the number of shares for which purchase orders have been received by the Underwriter prior to 2:00 p.m., New York time, on the third business day preceding the Closing Date, or such other date as may be agreed to between the parties.

      The minimum number of Fund shares which may be purchased by any shareholder pursuant to this offering is 100 shares. Certificates for shares purchased will not be issued unless requested by the shareholder in writing.


PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------
GENERAL

      Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor") will act as the Distributor of each Class of the Fund's shares during the continuous offering. Pursuant to a Distribution Agreement between the Fund and the Distributor, an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

      The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements--Selecting a Particular
Class" for a discussion of fact-ors to consider in selecting which Class of shares to purchase.

      The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds") and shares of Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Morgan Stanley Dean Witter S&P 500 Select Fund, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvestSM, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the MSDW Advisors mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

      Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.


ALTERNATIVE PURCHASE ARRANGEMENTS

The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

      Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

      Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This sum-mary is qualified in its entirety by detailed discussion of each Class that follows this summary.

CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

      After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative
--Class C Shares."

CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

      The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

      Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

      For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged, will be included together with the current investment amount.

      Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges appli-cable to each Class provide for the financing of the distribution of shares of that Class.

      Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

-----------------------------------------------------------------------------
                                                           CONVERSION
   CLASS          SALES CHARGE          12b-1 FEE           FEATURE
-----------------------------------------------------------------------------
     A        Maximum 5.25%               0.25%                No
              initial sales charge
              reduced for
              purchases of
              $25,000 and over;
              shares sold without
              an initial sales
              charge generally
              subject to a 1.0%
              CDSC during first
              year.
-----------------------------------------------------------------------------
     B        Maximum 5.0%                 1.0%          B shares convert
              CDSC during the first                      to A shares
              year decreasing                            automatically after
              to 0 after six years                       approximately
                                                         ten years
-----------------------------------------------------------------------------
     C        1.0% CDSC during             1.0%                No
              first year
-----------------------------------------------------------------------------
     D               None                  None                No
-----------------------------------------------------------------------------

      See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.


INITIAL SALES CHARGE ALTERNATIVE--
CLASS A SHARES

Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

      The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                            Sales Charge
                                            ------------
                                  Percentage of        Approximate
       Amount of Single          Public Offering      Percentage of
         Transaction                  Price          Amount Invested
         -----------                  -----          ---------------
Less than $25,000 ...........   5.25%                      5.54%
$25,000 but less
 than $50,000 ...............   4.75%                      4.99%
$50,000 but less
 than $100,000 ..............   4.00%                      4.17%
$100,000 but less
 than $250,000 ..............   3.00%                      3.09%
$250,000 but less
 than $1 million ............   2.00%                      2.04%
$1 million and over .........      0                          0

      Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

      The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under
Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the pur-chase of Class A shares of other Morgan Stanley Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Morgan Stanley Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Morgan Stanley Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Morgan Stanley Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that, together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

      The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

      (1) trusts for which MSDW Trust (an affiliate of the Investment Manager) provides discretionary trustee services;

      (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

      (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

      (4) Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

      (5) investors who are clients of a Morgan Stanley Dean Witter Financial Advisor who joined Morgan Stanley Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the Financial Advisor's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

      (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

      No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

      For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE
ALTERNATIVE--CLASS B SHARES

Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B.

      Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

           Year Since
            Purchase                CDSC as a Percentage
          Payment Made               of Amount Redeemed
          ------------               ------------------
First ..........................            5.0%
Second .........................            4.0%
Third ..........................            3.0%
Fourth .........................            2.0%
Fifth ..........................            2.0%
Sixth ..........................            1.0%
Seventh and thereafter .........            None

      In the case of Class B shares of the Fund purchased by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

           Year Since
            Purchase               CDSC as a Percentage
          Payment Made              of Amount Redeemed
          ------------              ------------------
First .........................            2.0%
Second ........................            2.0%
Third .........................            1.0%
Fourth and thereafter .........            None

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and
(iii) above (in that order) are redeemed first.

      In addition, the CDSC, if otherwise applicable, will be waived in the case of:

      (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (B) held in
a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

      (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

      (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, MSDW Services, as self-directed investment alternatives and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written
Recordkeeping Services Agreement ("Eligible Plan"), provided that either:   (A)
the plan continues to be an Eligible Plan after the redemption; or   (B) the
redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

      With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

CONVERSION TO CLASS A SHARES. Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares acquired in exchange for shares of another fund originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Morgan Stanley Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

      If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

      Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.


LEVEL LOAD ALTERNATIVE--CLASS C SHARES

Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares
--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.


NO LOAD ALTERNATIVE--CLASS D SHARES

Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors: (i) investors participating in the MSDW Advisors mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged, will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.


PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

      Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

      In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is no requirement under the Plan that the

Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

      In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors or other Selected Broker-Dealer representatives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.



DETERMINATION OF NET ASSET VALUE

The net asset value per share is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

      In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) the value of short-term debt securities which mature at a date less than sixty days subsequent to valuation date will be determined on an amortized cost or amortized value basis; and (5) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Fund's Trustees. Dividends receivable are accrued as of the ex-dividend date. Interest income is accrued daily. Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Trustees.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Morgan Stanley Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH.
Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

EASYINVESTSM. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

      Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent for further information about any of the above services.

TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax advisor.

      For further information regarding plan administration, custodial fees and other details, investors should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.

EXCHANGE PRIVILEGE

Shares of each Class may be exchanged for shares of the same Class of any other Morgan Stanley Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds:
Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund, Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust and five Morgan Stanley Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term") which is a Morgan Stanley Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

      An exchange to another Morgan Stanley Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following day. Subsequent exchanges between any of the money market funds and any of the Morgan Stanley Dean Witter Multi-Class Funds, FSC Funds, Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.

      No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains invested in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Morgan Stanley Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for shares of Global Short-Term or Class B shares of another Morgan Stanley Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Morgan Stanley Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Morgan Stanley Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on exchange of shares of the Fund pledged in the margin account.

      The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and read it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares on which the shareholder has realized a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

      If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the above
Morgan Stanley Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative (no Exchange Privilege Authorization Form is required). Other shareholders (and those who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

      The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

      Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and

4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the other Morgan Stanley Dean Witter Funds in the past.


      For further information regarding the Exchange Privilege, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value per share next determined (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

      The CDSC, if any, will be the only fee imposed upon repurchase by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, upon sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares and intends to distribute substantially all of the Fund's net investment income and net realized short-term and long-term capital gains, if there are any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

      All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

      Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

      The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

      After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

      Shareholders should consult their tax advisors as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Total return and average annual total return reflect all income earned by the Fund, any appreciation or depreciation of the Fund's assets and all expenses incurred by the applicable Class and all sales charges which will be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

      In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

      The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

      Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of MSDW Advisors, MSDW Services and MSDW Distributors are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Morgan Stanley Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Morgan Stanley Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

MORGAN STANLEY DEAN WITTER
S&P 500 SELECT FUND
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048



TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

Guy G. Rutherfurd, Jr.
Vice President

Thomas F. Caloia
Treasurer


CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286



TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036



INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.

STATEMENT OF ADDITIONAL INFORMATION
                                         MORGAN STANLEY DEAN WITTER
          , 1998                         S&P 500 SELECT FUND
--------------------------------------------------------------------------------

     Morgan Stanley Dean Witter S&P 500 Select Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is to provide a total return (before expenses) that exceeds the total return of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"). The Fund seeks to meet its investment objective by investing, under normal circumstances, at least 80% of the value of its total assets in common stocks of selected companies (including ADRs of foreign companies) included in the S&P 500 Index utilizing the equity research provided by selected equity research firms. There can be no assurance that the Fund's objective will be achieved. (See "Investment Practices and Policies.") The Fund will not operate as an index fund and it is not anticipated that the Fund will invest in all of the companies or industries represented in the S&P 500 Index.


     A Prospectus for the Fund dated     , 1998, which provides the basic
information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Morgan Stanley Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc, at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


Morgan Stanley Dean Witter
S&P 500 Select Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

The Fund and Its Management ................................................  3
Trustees and Officers ......................................................  7
Investment Practices and Policies .......................................... 13
Investment Restrictions .................................................... 18
Portfolio Transactions and Brokerage ....................................... 19
Underwriting ............................................................... 20
The Distributor ............................................................ 21
Determination of Net Asset Value ........................................... 24
Purchase of Fund Shares .................................................... 24
Shareholder Services ....................................................... 27
Redemptions and Repurchases ................................................ 31
Dividends, Distributions and Taxes ......................................... 33
Performance Information .................................................... 34
Shares of the Fund ......................................................... 35
Custodian and Transfer Agent ............................................... 35
Independent Accountants .................................................... 36
Reports to Shareholders .................................................... 36
Legal Counsel .............................................................. 36
Experts .................................................................... 36
Registration Statement ..................................................... 36
Statement of Assets and Liabilities at July 22, 1998 and Statement of
  Operations for the period June 8, 1998 through July 22, 1998 ............. 37
Report of Independent Accountants .......................................... 39

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND


     The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on June 8, 1998.


THE INVESTMENT MANAGER

     Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager" or "MSDW Advisors"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), a Delaware corporation. The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

     MSDW Advisors is also the investment manager or investment advisor of the following investment companies, which are collectively referred to as the "Morgan Stanley Dean Witter Funds":

OPEN-END FUNDS
 1     Active Assets California Tax-Free Trust
 2     Active Assets Government Securities Trust
 3     Active Assets Money Trust
 4     Active Assets Tax-Free Trust
 5     Morgan Stanley Dean Witter American Value Fund
 6     Morgan Stanley Dean Witter Balanced Growth Fund
 7     Morgan Stanley Dean Witter Balanced Income Fund
 8     Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
 9     Morgan Stanley Dean Witter California Tax-Free Income Fund
10     Morgan Stanley Dean Witter Capital Appreciation Fund
11     Morgan Stanley Dean Witter Capital Growth Securities
12     Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas" Portfolio
13     Morgan Stanley Dean Witter Convertible Securities Trust
14     Morgan Stanley Dean Witter Developing Growth Securities Trust
15     Morgan Stanley Dean Witter Diversified Income Trust
16     Morgan Stanley Dean Witter Dividend Growth Securities Inc.
17     Morgan Stanley Dean Witter Equity Fund
18     Morgan Stanley Dean Witter European Growth Fund Inc.
19     Morgan Stanley Dean Witter Federal Securities Trust
20     Morgan Stanley Dean Witter Financial Services Trust
21     Morgan Stanley Dean Witter Fund of Funds
22     Dean Witter Global Asset Allocation Fund
23     Morgan Stanley Dean Witter Global Dividend Growth Securities
24     Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
25     Morgan Stanley Dean Witter Global Utilities Fund
26     Morgan Stanley Dean Witter Growth Fund
27     Morgan Stanley Dean Witter Hawaii Municipal Trust
28     Morgan Stanley Dean Witter Health Sciences Trust
29     Morgan Stanley Dean Witter High Yield Securities Inc.

30     Morgan Stanley Dean Witter Income Builder Fund
31     Morgan Stanley Dean Witter Information Fund
32     Morgan Stanley Dean Witter Intermediate Income Securities
33     Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust
34     Morgan Stanley Dean Witter International SmallCap Fund
35     Morgan Stanley Dean Witter Japan Fund
36     Morgan Stanley Dean Witter Limited Term Municipal Trust
37     Morgan Stanley Dean Witter Liquid Asset Fund Inc.
38     Morgan Stanley Dean Witter Market Leader Trust
39     Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
40     Morgan Stanley Dean Witter Mid-Cap Growth Fund
41     Morgan Stanley Dean Witter Multi-State Municipal Series Trust
42     Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
43     Morgan Stanley Dean Witter New York Municipal Money Market Trust
44     Morgan Stanley Dean Witter New York Tax-Free Income Fund
45     Morgan Stanley Dean Witter Pacific Growth Fund Inc.
46     Morgan Stanley Dean Witter Precious Metals and Minerals Trust
47     Dean Witter Retirement Series
48     Morgan Stanley Dean Witter Select Dimensions Investment Series
49     Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
50     Morgan Stanley Dean Witter Short-Term Bond Fund
51     Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
52     Morgan Stanley Dean Witter Special Value Fund
53     Morgan Stanley Dean Witter S&P 500 Index Fund
54     Morgan Stanley Dean Witter Strategist Fund
55     Morgan Stanley Dean Witter Tax-Exempt Securities Trust
56     Morgan Stanley Dean Witter Tax-Free Daily Income Trust
57     Morgan Stanley Dean Witter U.S. Government Money Market Trust
58     Morgan Stanley Dean Witter U.S. Government Securities Trust
59     Morgan Stanley Dean Witter Utilities Fund
60     Morgan Stanley Dean Witter Value-Added Market Series
61     Morgan Stanley Dean Witter Variable Investment Series
62     Morgan Stanley Dean Witter World Wide Income Trust

CLOSED-END FUNDS
 1     InterCapital California Insured Municipal Income Trust
 2     InterCapital California Quality Municipal Securities
 3     Dean Witter Government Income Trust
 4     High Income Advantage Trust
 5     High Income Advantage Trust II
 6     High Income Advantage Trust III
 7     InterCapital Income Securities Inc.
 8     InterCapital Insured California Municipal Securities
 9     InterCapital Insured Municipal Bond Trust
10     InterCapital Insured Municipal Income Trust
11     InterCapital Insured Municipal Securities

12     InterCapital Insured Municipal Trust
13     Municipal Income Opportunities Trust
14     Municipal Income Opportunities Trust II
15     Municipal Income Opportunities Trust III
16     Municipal Income Trust
17     Municipal Income Trust II
18     Municipal Income Trust III
19     Municipal Premium Income Trust
20     InterCapital New York Quality Municipal Securities
21     Morgan Stanley Dean Witter Prime Income Trust
22     InterCapital Quality Municipal Income Trust
23     InterCapital Quality Municipal Investment Trust
24     InterCapital Quality Municipal Securities

     In addition, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), a wholly-owned subsidiary of MSDW Advisors, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment advisor (the "TCW/DW Funds"):

OPEN-END FUNDS
1     TCW/DW Emerging Markets Opportunities Trust
2     TCW/DW Global Telecom Trust
3     TCW/DW Income and Growth Fund
4     TCW/DW Latin American Growth Fund
5     TCW/DW Mid-Cap Equity Trust
6     TCW/DW North American Government Income Trust
7     TCW/DW Small Cap Growth Fund
8     TCW/DW Total Return Trust

CLOSED-END FUNDS
1     TCW/DW Term Trust 2000
2     TCW/DW Term Trust 2002
3     TCW/DW Term Trust 2003

     MSDW Advisors also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; (ii) sub-administrator of Templeton Global Governments Income Trust, a closed-end investment company; and
(iii) investment advisor of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in DWR's International Active Assets Account program and are neither citizens nor residents of the United States.

     Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. The Investment Manager has retained MSDW Services to perform its administrative services under the Agreement.

     Expenses not expressly assumed by the Investment Manager under the Agreement or by Morgan Stanley Dean Witter Distributors Inc., the Distributor of the Fund's shares ("MSDW Distributors" or "the Distributor") will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


     As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.60% to the Fund's daily net assets. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Investment Manager has agreed to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Management Agreement until such time as the Fund has $50 million of net assets or until six months from the date of commencement of the Fund's operations, whichever occurs first.


     The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or advisor to others.

     The Investment Manager will absorb the organizational expenses of the Fund incurred prior to the offering of its shares which is estimated to be approximately $25,000. The offering costs of the Fund will be deferred and amortized on the straight line method over a period of benefit of approximately one year or less from the date of commencement of the Fund's operations.


     The Agreement was initially approved by the Trustees on July 22, 1998 and by MSDW Advisors, as the then sole shareholder, on July 22, 1998. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Act"), or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

     Under its terms, the Agreement has an initial term ending April 30, 2000 and will continue from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, as defined in the Act, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

     The Fund has acknowledged that the name "Morgan Stanley Dean Witter" is a property right of MSDW. The Fund has agreed that MSDW, or any corporate affiliate of MSDW, may use, or at any time permit others to use, the name "Morgan Stanley Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between MSDW Advisors and its parent company is terminated, the Fund will eliminate the name "Morgan Stanley Dean Witter" from its name if MSDW, or any corporate affiliate of MSDW, shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

     The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with MSDW Advisors, and with the 86 Morgan Stanley Dean Witter Funds and the 11 TCW/DW Funds are shown below:



 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ---------------------------------------------------
Michael Bozic (57) ........................   Chairman and Chief Executive Officer of Levitz
Trustee                                       Furniture Corporation (since November, 1995);
c/o Levitz Furniture Corporation              Director or Trustee of the Morgan Stanley Dean
7887 N. Federal Highway                       Witter Funds; formerly President and Chief
Boca Raton, Florida                           Executive Officer of Hills Department Stores (May,
                                              1991-July, 1995); formerly variously Chairman,
                                              Chief Executive Officer, President and Chief
                                              Operating Officer (1987-1991) of the Sears
                                              Merchandise Group of Sears, Roebuck and Co.;
                                              Director of Eaglemark Financial Services Inc. and
                                              Weirton Steel Corporation.

Charles A. Fiumefreddo* (65) ..............   Chairman, Director or Trustee, President and Chief
Chairman, President,                          Executive Officer of the Morgan Stanley Dean
Chief Executive Officer and Trustee           Witter Funds; Chairman, Chief Executive Officer
Two World Trade Center                        and Trustee of the TCW/DW Funds; formerly
New York, New York                            Chairman, Chief Executive Officer and Director of
                                              MSDW Advisors, MSDW Distributors and MSDW
                                              Services, Executive Vice President and Director of
                                              Dean Witter Reynolds Inc. ("DWR"), Chairman
                                              and Director of Morgan Stanley Dean Witter Trust
                                              FSB ("MSDW Trust"), and Director and/or officer of
                                              various MSDW subsidiaries (until June, 1998).

 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   -----------------------------------------------------
Edwin J. Garn (65) ........................   Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds; formerly United States Senator
c/o Huntsman Corporation                      (R-Utah) (1974-1992) and Chairman, Senate
500 Huntsman Way                              Banking Committee (1980-1986); formerly Mayor
Salt Lake City, Utah                          of Salt Lake City, Utah (1971-1974); formerly
                                              Astronaut, Space Shuttle Discovery (April 12-19,
                                              1985); Vice Chairman, Huntsman Corporation
                                              (since January, 1993); Director of Franklin Covey
                                              (time management systems), John Alden Financial
                                              Corporation (health insurance), United Space
                                              Alliance (joint venture between Lockheed Martin
                                              and the Boeing Company) and Nuskin Asia Pacific
                                              (multilevel marketing); member of the board of
                                              various civic and charitable organizations.

John R. Haire (73) ........................   Chairman of the Audit Committee and Director or
Trustee                                       Trustee of the Morgan Stanley Dean Witter Funds;
Two World Trade Center                        Chairman of the Audit Committee and Trustee of
New York, New York                            the TCW/DW Funds; formerly Chairman of the
                                              Independent Directors or Trustees of the Morgan
                                              Stanley Dean Witter Funds and the TCW/DW
                                              Funds (until June, 1998); formerly President,
                                              Council for Aid to Education (1978-1989) and
                                              Chairman and Chief Executive Officer of Anchor
                                              Corporation, an Investment Adviser (1964-1978).

Wayne E. Hedien (64) ......................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; Director of The PMI Group,
c/o Gordon Altman Butowsky                    Inc. (private mortgage insurance); Trustee and
 Weitzen Shalov & Wein                        Vice Chairman of The Field Museum of Natural
Counsel to the Independent Trustees           History; formerly associated with the Allstate
114 West 47th Street                          Companies (1966-1994), most recently as
New York, New York                            Chairman of The Allstate Corporation (March,
                                              1993-December, 1994) and Chairman and Chief
                                              Executive Officer of its wholly-owned subsidiary,
                                              Allstate Insurance Company (July, 1989-December,
                                              1994); director of various other business and
                                              charitable organizations.

Dr. Manuel H. Johnson (49) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Director or Trustee of the Morgan
c/o Johnson Smick International, Inc.         Stanley Dean Witter Funds; Trustee of the
1133 Connecticut Avenue, N.W.                 TCW/DW Funds; Director of NASDAQ (since June,
Washington, D.C.                              1995); Co-Chairman and a founder of the Group of
                                              Seven Council (G7C), an international economic
                                              commission (since September, 1990); Director of
                                              Greenwich Capital Markets, Inc. (broker-dealer)
                                              and NVR Inc. (home construction); Chairman and
                                              Trustee of the Financial Accounting Foundation
                                              (oversight organization of the Financial Accounting
                                              Standards Board); formerly Vice Chairman of the
                                              Board of Governors of the Federal Reserve System
                                              (1986-1990) and Assistant Secretary of the U.S.
                                              Treasury (1982-1986).

 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   -----------------------------------------------------
Michael E. Nugent (62) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Director or Trustee of the
c/o Triumph Capital, L.P.                     Morgan Stanley Dean Witter Funds; Trustee of the
237 Park Avenue                               TCW/DW Funds; formerly Vice President, Bankers
New York, New York                            Trust Company and BT Capital Corporation
                                              (1984-1988); Director of various business
                                              organizations.

Philip J. Purcell* (54) ...................   Chairman of the Board of Directors and Chief
Trustee                                       Executive Officer of MSDW, DWR and Novus
1585 Broadway                                 Credit Services Inc.; Director of MSDW Distributors;
New York, New York                            Director or Trustee of the Morgan Stanley Dean
                                              Witter Funds; Director and/or officer of various
                                              MSDW subsidiaries.

John L. Schroeder (67) ....................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; Director of Citizens Utilities
c/o Gordon Altman Butowsky                    Company; formerly Executive Vice President and
 Weitzen Shalov & Wein                        Chief Investment Officer of the Home Insurance
Counsel to the Independent Trustees           Company (August, 1991-September, 1995).
114 West 47th Street
New York, New York

Barry Fink (43) ...........................   Senior Vice President (since March, 1997),
Vice President,                               Secretary, General Counsel (since February, 1997)
Secretary and General Counsel                 and Director (since July, 1998) of MSDW Advisors
Two World Trade Center                        and MSDW Services; Senior Vice President (since
New York, New York                            March, 1997) and Assistant Secretary and Assistant
                                              General Counsel of MSDW Distributors; Assistant
                                              Secretary of DWR (since August, 1996); Vice
                                              President, Secretary and General Counsel of the
                                              Morgan Stanley Dean Witter Funds and the
                                              TCW/DW Funds (since February, 1997); previously
                                              First Vice President (since June, 1993-February,
                                              1997), Vice President (until June, 1993) and
                                              Assistant General Counsel and Assistant Secretary
                                              of MSDW Advisors and MSDW Services; and
                                              Assistant Secretary of the Morgan Stanley Dean
                                              Witter Funds and the TCW/DW Funds.

Guy G. Rutherfurd, Jr. (57) ...............   Senior Vice President of MSDW Advisors (since
Vice President                                February, 1997); formerly Executive Vice President
Two World Trade Center                        and Chief Investment Officer of Nomura Asset
New York, New York                            Management (U.S.A.) Inc. (May, 1992-February,
                                              1997).

Thomas F. Caloia (52) .....................   First Vice President and Assistant Treasurer of
Treasurer                                     MSDW Advisors and MSDW Services; Treasurer
Two World Trade Center                        of the Morgan Stanley Dean Witter Funds and the
New York, New York                            TCW/DW Funds.


----------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

     In addition, Mitchell M. Merin, President and Chief Executive Officer of MSDW Advisors and MSDW Services, Chairman and Director of MSDW Distributors and MSDW Trust, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDW subsidiaries, Robert M. Scanlan, President and Chief Operating Officer of MSDW Advisors and MSDW Services, Executive Vice President of MSDW Distributors and MSDW Trust and Director of MSDW Trust, Robert S. Giambrone, Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust and Director of MSDW Trust, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of MSDW Advisors and Director of MSDW Trust, and Peter Hermann, George Paoletti and Jayne Stevlingson, Vice Presidents of MSDW Advisors, and Teresa McRoberts, Assistant Vice President of MSDW Advisors, are Vice Presidents of the Fund. In addition, Marilyn K. Cranney and Carsten Otto, First Vice Presidents and Assistant General Counsels of MSDW Advisors and MSDW Services, Lou Anne D. McInnis, Ruth Rossi and Frank Bruttomesso, Vice Presidents and Assistant General Counsels of MSDW Advisors and MSDW Services, and Todd Lebo, staff attorney with MSDW Advisors, are Assistant Secretaries of the Fund.



THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


     The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 86 Morgan Stanley Dean Witter Funds, comprised of 132 portfolios. As of June 30, 1998, the Morgan Stanley Dean Witter Funds had total net assets of approximately $106.8 billion and more than six million shareholders.


     Seven Trustees (77% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own any stock or other securities issued by MSDW Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

     All of the Independent Trustees serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the Audit Committee, the Derivatives Committee and the Independent Trustees held a combined total of seventeen meetings.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have such a plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and reviewing the adequacy of the Fund's system of internal controls.

     Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.


COMPENSATION OF INDEPENDENT TRUSTEES

     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. Mr. Haire currently serves as Chairman of the Audit Committee.

     At such time as the Fund has been in operation, and has paid fees to the Independent Trustees, for a full fiscal year, and assuming that during such fiscal year the Fund holds the same number of Board and committee meetings as were held by the other Morgan Stanley Dean Witter Funds during the calendar year ended December 31, 1997, it is estimated that the compensation paid to each Independent Trustee during such fiscal year will be the amount shown in the following table:

                         FUND COMPENSATION (ESTIMATED)

                                   AGGREGATE
                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE      FROM THE FUND
---------------------------      -------------
Michael Bozic .................     $1,600
Edwin J. Garn .................      1,600
John R. Haire .................      3,550
Wayne E. Hedien ...............      1,600
Dr. Manuel H. Johnson .........      1,600
Michael E. Nugent .............      1,600
John L. Schroeder .............      1,600

     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. Mr. Haire serves as Chairman of the Audit Committee of each Morgan Stanley Dean Witter Fund and each TCW/DW Fund and, prior to June 1, 1998, also served as Chairman of the Independent Directors or Trustees of those Funds. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Morgan Stanley Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Morgan Stanley Dean Witter Fund commenced on September 1, 1997.


   CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                      FOR SERVICE AS
                                                                        CHAIRMAN OF
                                                                       COMMITTEES OF
                                                                        INDEPENDENT      FOR SERVICE AS
                                  FOR SERVICE                           DIRECTORS/         CHAIRMAN OF        TOTAL CASH
                                AS DIRECTOR OR      FOR SERVICE AS     TRUSTEES AND       COMMITTEES OF      COMPENSATION
                                  TRUSTEE AND         TRUSTEE AND          AUDIT           INDEPENDENT      FOR SERVICES TO
                               COMMITTEE MEMBER        COMMITTEE     COMMITTEES OF 84       TRUSTEES       84 MORGAN STANLEY
                             OF 84 MORGAN STANLEY      MEMBER OF      MORGAN STANLEY        AND AUDIT         DEAN WITTER
NAME OF                           DEAN WITTER          14 TCW/DW        DEAN WITTER     COMMITTEES OF 14     FUNDS AND 14
INDEPENDENT TRUSTEE                  FUNDS               FUNDS             FUNDS          TCW/DW FUNDS       TCW/DW FUNDS
-------------------                  -----               -----             -----          ------------       ------------
Michael Bozic .............        $133,602                  --                --                --            $133,602
Edwin J. Garn .............         149,702                  --                --                --             149,702
John R. Haire .............         149,702             $73,725          $157,463           $25,350             406,240
Wayne E. Hedien ...........          39,010                  --                --                --              39,010
Dr. Manuel H. Johnson               145,702              71,125                --                --             216,827
Michael E. Nugent .........         149,702              73,725                --                --             223,427
John L. Schroeder .........         149,702              73,725                --                --             223,427

     As of the date of this Statement of Additional Information, 57 of the Morgan Stanley Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 29.41% of his or her Eligible Compensation plus 0.4901667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 58.82% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.


--------------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Morgan Stanley Dean Witter Funds (not including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Morgan Stanley Dean Witter Funds as of December 31, 1997.


         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS

                                                                                            ESTIMATED
                                                                          RETIREMENT          ANNUAL
                                     ESTIMATED                             BENEFITS          BENEFITS
                                      CREDITED                            ACCRUED AS           UPON
                                       YEARS           ESTIMATED           EXPENSES         RETIREMENT
                                   OF SERVICE AT     PERCENTAGE OF          BY ALL           FROM ALL
                                     RETIREMENT         ELIGIBLE           ADOPTING          ADOPTING
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)      COMPENSATION           FUNDS          FUNDS (2)
---------------------------         ------------      ------------           -----          ---------
Michael Bozic .................          10               50.0%          $   20,499          $47,025
Edwin J. Garn .................          10               50.0               30,878           47,025
John R. Haire .................          10               50.0              (19,823)(3)      127,897
Wayne E. Hedien ...............           9               42.5                    0           39,971
Dr. Manuel H. Johnson .........          10               50.0               12,832           47,025
Michael E. Nugent .............          10               50.0               22,546           47,025
John L. Schroeder .............           8               41.7               39,350           39,504

--------------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until June 1, 1998.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX


     As set forth above, the Fund's investment objective is to provide a total return that (before operating expenses) outperforms the total return of the S&P 500 Index.

     The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the Fund is the licensing of certain trademarks and trade names of Standard & Poor's and of the S&P 500 Index which is determined, composed and calculated by Standard & Poor's without regard to the Fund. Standard & Poor's has no obligation to take the needs of the Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P 500 Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance of sale of shares of the Fund. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the Fund.

     Standard & Poor's does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the Fund, owners of shares of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

REPURCHASE AGREEMENTS

     When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of the collateral are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days of any such investment, which together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS")

     SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market as SPDRs listed on the American Stock Exchange.

     The UIT will issue SPDRs in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P 500 Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

LENDING OF PORTFOLIO SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the

Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 20% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loan justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.


STOCK INDEX FUTURES CONTRACTS.

     As discussed in the Prospectus, the Fund may invest in stock index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

     The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

     At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

     Stock index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sales price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Limitations on Futures Contracts. The Fund may not enter into futures contracts if, immediately thereafter, the amount committed to initial margin exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. Except as described above and in the Prospectus, there are no other limitations on the use of futures and options thereon by the Fund.

     Risks of Transactions in Futures Contracts. The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

     If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Investment Manager may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a sock index futures contract a portfolio of securities substantially replicating the index).

     In addition, if the Fund holds a long position in a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

     There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the contract. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of stock price or interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

     From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determning its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


WHEN, AS AND IF ISSUED SECURITIES

     The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and it issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.


PORTFOLIO TURNOVER


     It is anticipated that the Fund's portfolio turnover rate will not exceed 100%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

     In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of Shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund may not:

          1. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

          2. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell index futures contracts.

          3. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

          4. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

          5. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
     (6).

          6. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing or selling futures contracts or options; (c) borrowing money in accordance with restrictions described above; (d) purchasing any securities on a when-issued or delayed delivery basis; or (e) lending portfolio securities.

          7. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

          8. Make short sales of securities.

          9. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options is not considered the purchase of a security on margin.

          10. Invest more than 15% of its total assets in "illiquid securities" (securities for which market quotations are not readily available), restricted securities and repurchase agreements which have a maturity of longer than seven days.

          11. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

          12. Invest for the purpose of exercising control or management of any other issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

     Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Futures transactions are usually effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro-rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities.

     The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

     Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.

     Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated ("MS & Co.") and other brokers and dealers that are affiliates of the Investment Manager. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


UNDERWRITING
--------------------------------------------------------------------------------

     Morgan Stanley Dean Witter Distributors Inc. (the "Underwriter") has agreed to purchase up to 10,000,000 shares from the Fund, which number may be increased or decreased in accordance with the Underwriting Agreement. The Underwriting Agreement provides that the obligation of the Underwriter is subject to certain conditions precedent (such as the filing of certain forms and documents required by various federal and state agencies and the rendering of certain opinions of counsel) and that the Underwriter will be obligated to
purchase the shares of the Fund on         , 1998, or such other date as may be
agreed upon between the Underwriter and the Fund and to purchase shares of the Fund at a later date to be agreed upon between the Underwriter and the Fund (each a "Closing Date"). Shares will not be issued and dividends will not be declared by the Fund until after the Closing Date.

     The Underwriter will purchase Class B, Class C and Class D shares from the Fund at $10.00 per share with all proceeds going to the Fund and will purchase Class A shares at $10.00 per share plus a sales charge with the sales charge paid to the Underwriter and the $10.00 per share going to the Fund.

     The Underwriter may, however, receive contingent deferred sales charges for future redemptions of Class A, Class B and Class C shares (see "Purchase of Fund Shares--Continuous Offering" in the Prospectus).

     The Underwriter shall, regardless of its expected underwriting commitment, be entitled and obligated to purchase only the number of shares for which purchase orders have been received by the Underwriter prior to 2:00 p.m., New York time, on the third business day preceding the Closing Date, or such other date as may be agreed to between the parties.

     The minimum number of Fund shares which may be purchased pursuant to this offering is 100 shares. Certificates for shares purchased will not be issued unless requested by the shareholder in writing.

     The Underwriter has agreed to pay certain expenses of the initial offering and the subsequent Continuous Offering of the Portfolio's shares. The Fund has agreed to pay certain compensation to the Underwriter pursuant to a Plan of Distribution pursuant to Rule 12b-1 under the Act, to compensate the Underwriter for services it renders and the expenses it bears under the Underwriting Agreement (see "The Distributor"). The Fund will bear the cost of initial typesetting, printing and distribution of Prospectus and Statements of Additional Information and supplements thereto to shareholders. The Fund has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

THE DISTRIBUTOR
--------------------------------------------------------------------------------


     As discussed in the Prospectus, shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW. The Board of Trustees of the Fund including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act ( the "Independent Trustees"), approved, at their meeting held on July 22, 1998, a Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1999, and provides that it will remain in effect from year to year thereafter if approved by the Board.


     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Morgan Stanley Dean Witter Financial Advisors and other selected broker-dealer representatives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


PLAN OF DISTRIBUTION

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of Class A and 1.0% of the average daily net assets of each of Class B and Class C. The Distributor receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus).

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.


     The Plan was adopted by a vote of the Trustees of the Fund on July 22, 1998 at a meeting of the Trustees called for the purpose of voting on such Plan. The vote included the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). In making their decision to adopt the Plan, the Trustees requested from the Distributor and received such information as they deemed necessary to make an informed determination as to whether or not adoption of the Plan was in the best interests of the shareholders of the Fund. After due consideration of the information received, the Trustees, including the Independent 12b-1 Trustees, determined that adoption of the Plan would benefit the shareholders of the Fund. MSDW Advisors, as then sole shareholder of the Fund, approved the Plan on July 28, 1997, whereupon the Plan went into effect.


     Under its terms, the Plan will continue in effect until April 30, 1999 and will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Under the Plan and as required by Rule 12b-1, the Trustees will receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.

     With respect to Class A shares, DWR compensates its Financial Advisors by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the Investment Manager compensates DWR's Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.


     With respect to Class B shares, DWR compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the account executives of record in all cases. In the case of Class B shares purchased by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, DWR compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.


     With respect to Class C shares, DWR compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the MSDW Advisors mutual fund asset allocation program, the Investment Manager compensates DWR's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's Financial Advisors by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the MSDW Advisors mutual fund asset allocation program).

     The gross sales credit is a charge which reflects commissions paid by DWR to its Financial Advisors and Fund associated distribution-related expenses, including sales compensation and overhead and other branch office distribution-related expenses including: (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund shares sales. Payments may also be made with respect to distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     In the case of Class B shares, at any given time, the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. Because there is no requirement under the Plan that the Distributor be reimbursed for all expenses for all expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

     No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, MSDW Advisors, MSDW Services and DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) or not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

     As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m. New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

     As discussed in the Prospectus, the Fund offers four Classes of shares as follows:


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

     Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

     Right of Accumulation. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds") or shares of other Morgan Stanley Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.

     The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if:
(a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or MSDW Trust (the "Transfer Agent") fails to confirm the investor's represented holdings.

     Letter of Intent. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

     A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

     If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Morgan Stanley Dean Witter Funds held by the shareholder which were previously purchased at a price including afront-end sales charge (including shares of the Fund and other Morgan Stanley Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Morgan Stanley Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

     At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.


CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE --CLASS B SHARES

     Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain Qualified Retirement Plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Morgan Stanley Dean Witter Fund (see "Shareholder Services--Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Morgan Stanley Dean Witter front-end sales charge funds, or (ii) shares of other Morgan Stanley Dean

Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.

     In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Morgan Stanley Dean Witter front-end sales charge funds, or for shares of other Morgan Stanley Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:


           YEAR SINCE
            PURCHASE              CDSC AS A PERCENTAGE
          PAYMENT MADE             OF AMOUNT REDEEMED
          ------------             ------------------
First ..........................          5.0%
Second .........................          4.0%
Third ..........................          3.0%
Fourth .........................          2.0%
Fifth ..........................          2.0%
Sixth ..........................          1.0%
Seventh and thereafter .........          None

     The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund purchased by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement:




           YEAR SINCE
            PURCHASE             CDSC AS A PERCENTAGE
          PAYMENT MADE            OF AMOUNT REDEEMED
          ------------            ------------------
First .........................          2.0%
Second ........................          2.0%
Third .........................          1.0%
Fourth and thereafter .........         None

     In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

     Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.


NO LOAD ALTERNATIVE--CLASS D SHARES

     Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

     Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.


     Targeted DividendsSM. In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Morgan Stanley Dean Witter Fund other than Morgan Stanley Dean Witter S&P 500 Select Fund or in another Class of Morgan Stanley Dean Witter S&P 500 Select Fund. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Morgan Stanley Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Morgan Stanley Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Morgan Stanley Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Morgan Stanley Dean Witter Fund before entering the program.


     EasyInvestSM. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected (subject to any applicable sales charges). Shares of the Morgan Stanley Dean Witter money market funds redeemed in connection with EasyInvest are redeemed on the business day preceding the transfer of funds. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

     Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at net asset value, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

     Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less then $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

     The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

     Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the share-holder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").

     Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.


     Direct Investments through Transfer Agent. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Morgan Stanley Dean Witter S&P 500 Select Fund, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.



EXCHANGE PRIVILEGE

     As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Morgan Stanley Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for share of any of the following funds: Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund, Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust and five Morgan Stanley Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Morgan Stanley Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

     Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

     Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

     As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Morgan Stanley Dean Witter Multi-Class Fund or Global Short-Term are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Morgan Stanley Dean Witter Multi-Class Fund or in Global Short-Term. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an

Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Morgan Stanley Dean Witter Multi-Class Fund or Global Short-Term from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund or Global Short-Term are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Morgan Stanley Dean Witter Multi-Class Fund or in Global Short-Term. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.

     When shares initially purchased in a Morgan Stanley Dean Witter Multi-Class Fund or in Global Short-Term are exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund, shares of Global Short-Term, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Morgan Stanley Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that, with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

     With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

     The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

     Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Morgan Stanley Dean Witter Liquid Asset Fund Inc., Morgan Stanley Dean Witter Tax-Free Daily Income Trust, Morgan Stanley Dean Witter California Tax-Free Daily Income Trust, Morgan Stanley Dean Witter New York Municipal Money Market Trust although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum investment for the Exchange Privilege account of each Class is $10,000 for Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Morgan Stanley Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class for all other Morgan Stanley Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

     The Fund and each of the other Morgan Stanley Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Morgan Stanley Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds, pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or
(e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

     For further information regarding the Exchange Privilege, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

     Redemption. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or Transfer Agent.

     Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a supplement to the prospectus.

     Repurchase. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.

     Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.

     Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

     Exercise of the reinstatement privilege will not affect the federal income tax and state income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax and state personal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

     As discussed in the Prospectus under "Dividends, Distributions and Taxes," the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders at year-end will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax. Shareholders will increase their tax basis of Fund shares owned by an amount equal, under current law, to 65% of the amount of undistributed capital gains.

     Because the Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. In addition, the Fund intends to distribute to its shareholders each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from the net investment income or net short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year. The amount of dividends paid by the Fund which may qualify for the dividends received deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments which the Fund has held for a minimum period, usually 46 days within a 90-day period beginning 45 days before the ex dividend date of each qualifying dividend. Shareholders must meet a similar holding period requirement with respect to their shares to claim the dividends received deduction with respect to any distribution of qualifying dividends. Any long-term capital gain distributions will also not be eligible for the dividends received deduction. The ability to take the dividends received deduction will also be limited in the case of a Fund shareholder which incurs or continues indebtedness which is directly attributable to its investment in the Fund.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than twelve months. Gains or losses on the sale of securities with a tax holding period of twelve months or less will be short-term capital gains or losses. The Treasury Department intends to issue regulations to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduced the maximum tax on long-term capital gains from 28% to 20%; however, it also lengthened the required holding period to obtain this lower rate from more than 12 months to more than 18 months. These lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than 5 years and that are acquired after December 31, 2000 is 18%.

     After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy. Gains or losses on the Fund's transactions in certain listed options on securities and on futures and options on futures generally are treated as 60% long-term gain or loss and 40% short-term gain or loss. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized net gains being available for distribution.

     Under current federal tax law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize income attributable to it from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund, to the extent it invests in zero coupon Treasury securities, may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of capital but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     Shareholders are urged to consult their attorneys or tax advisors regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing.

     For periods of less than one year, the Fund quotes its total return on a non-annualized basis. Accordingly, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The ending redeemable value is reduced by any CDSC at the end of the period.

     In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quotes. For example, the total return of the Fund may be calculated in the manner described above, but without deduction of any applicable sales charge.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be.


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.


SHARES OF THE FUND
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not presently authorized any such additional series or classes of shares other than as set forth in the Prospectus.

     The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     The Fund is authorized to issue an unlimited number of shares of beneficial interest.

     The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or the Trustees.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------


     The Bank of New York, 90 Washington Street, New York, New York 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.


     Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. MSDW Trust is an affiliate of Morgan Stanley Dean Witter Advisors Inc., the Fund's Investment Manager, and Morgan Stanley Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, MSDW Trust's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services MSDW Trust receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


     PricewaterhouseCoopers LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.


REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year.


     The Fund's fiscal year ends on August 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.


LEGAL COUNSEL
--------------------------------------------------------------------------------

     Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------


     The Statement of Assets and Liabilities of the Fund included in this Statement of Additional Information and incorporated by reference in the Prospectus has been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
STATEMENT OF ASSETS AND LIABILITIES AT JULY 22, 1998
--------------------------------------------------------------------------------



ASSETS:
 Cash ............................................................     $ 100,000
 Deferred offering costs (Note 1) ................................       143,000
 Receivable from affiliate (Note 1) ..............................        17,000
                                                                       ---------
   Total Assets ..................................................       260,000
                                                                       ---------
LIABILITIES:
 Offering costs payable (Note 1) .................................       143,000
 Organizational expenses payable (Note 1) ........................        17,000
 Commitments (Notes 1 and 2) .....................................           -0-
                                                                       ---------
   Total Liabilities .............................................       160,000
                                                                       ---------
   Net Assets ....................................................     $ 100,000
                                                                       =========
CLASS A SHARES:
Net Assets .......................................................     $  25,000
Shares Outstanding (unlimited authorized, $.01 par value).........         2,500
  NET ASSET VALUE PER SHARE ......................................     $   10.00
                                                                       =========
  MAXIMUM OFFERING PRICE PER SHARE
   (net asset value plus 5.5% of net asset value) ................     $   10.55
                                                                       =========
CLASS B SHARES:
Net Assets .......................................................     $  25,000
Shares Outstanding (unlimited authorized, $.01 par value).........         2,500
  NET ASSET VALUE PER SHARE ......................................     $   10.00
                                                                       =========
CLASS C SHARES:
Net Assets .......................................................     $  25,000
Shares Outstanding (unlimited authorized, $.01 par value).........         2,500
  NET ASSET VALUE PER SHARE ......................................     $   10.00
                                                                       =========
CLASS D SHARES:
Net Assets .......................................................     $  25,000
Shares Outstanding (unlimited authorized, $.01 par value).........         2,500
  NET ASSET VALUE PER SHARE ......................................     $   10.00
                                                                       =========
STATEMENT OF OPERATIONS
FOR THE PERIOD JUNE 8, 1998 THROUGH JULY 22, 1998
EXPENSES:
Organizational Expenses ..........................................     $  17,000
Less: amounts reimbursed by Investment Manager ...................       (17,000)
                                                                       ---------
   NET EXPENSES AND NET RESULTS FROM OPERATIONS...................     $      --
                                                                       =========


----------

     NOTE 1--Morgan Stanley Dean Witter S&P 500 Select Fund (the "Fund") was organized as a Massachusetts business trust on June 8, 1998. To date the Fund has had no transactions other than those relating to organizational matters and the sale of 2,500 shares of beneficial interest for $25,000 of each class to Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"). The Fund is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Fund is to provide a total return (before expenses) which exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index. Estimated organizational expenses of the Fund in the amount of appoximately $17,000 incurred prior to the offering of the Fund's shares will be reimbursed by the Investment Manager. It is currently estimated that the Investment Manager will incur, and be reimbursed, approximately $143,000 by the Fund in offering costs. Actual costs could differ from these estimates. Offering costs will be deferred and amortized by the Fund on the straight-line method over the period of benefit of approximately one year or less from the date of commencement of the Fund's operations.

     NOTE 2--The Fund has entered into an investment management agreement with the Investment Manager. Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Manager. The Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. Under the terms of the Investment Management Agreement, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, supplies, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business. In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of the Fund's telephone service, heat, light, power and other utilities.


     As full compensation for the services and facilities furnished to the Fund and expenses of the Fund incurred by the Investment Manager, the Fund will pay the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.60% to the Fund's daily net assets.

     The Investment Manager has undertaken to assume all Fund expenses (except for the 12b-1 fee and brokerage fees) and to waive the compensation provided for in its investment management agreement for services rendered until such time as the Fund has $50 million of net assets or until six months from the date of commencement of the Fund's operations, whichever occurs first.

     Shares of the Fund will be distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, during the initial and continuous offering of the Fund's shares. The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") with respect to the distribution of Class A, Class B and Class C shares of the Fund. The Plan provides that the Distributor will bear the expense of all promotional and distribution related activities on behalf of those shares, including the payment of commissions for sales of such shares and incentive compensation to and expenses of Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, with respect to Class B, the Distributor may utilize fees paid pursuant to the Plan to compensate Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses incurred.

     To compensate the Distributor for the services provided and for the expenses borne by the Distributor and others under the Plan, Class A, Class B and Class C will pay the Distributor compensation accrued daily and payable monthly at the annual rate of up to 0.25% of the average daily net assets of Class A; 1.0% of the average daily net assets of Class B; and up to 1% of the average daily net assets of Class C. In the case of Class B Shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year.

     Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent"), an affiliate of the Investment Manager and the Distributor, is the transfer agent of the Fund's shares, dividend disbursing agent for payment of dividends and distributions on Fund shares and agent for shareholders under various investment plans.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Shareholder and Trustees of
Morgan Stanley Dean Witter S&P 500 Select Fund


In our opinion the accompanying statement of assets and liabilities and the related statement of operations presents fairly, in all material respects, the financial position of Morgan Stanley Dean Witter S&P 500 Select Fund (hereafter referred to as the "Fund") at July 22, 1998, and the results of its operations for the period June 8, 1998 through July 22, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
July 23, 1998

                 MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND

                            PART C OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements                                          Page in
          Statement of Additional Information:                            SAI:

          Statement of Assets and Liabilities at July 22, 1998.........    37

          Statement of Operations for the period June 8, 1998 through
          July 22, 1998 ...............................................    37

     (b)  Exhibits:

     1.     --  Declaration of Trust of the Registrant*

     2.     --  By-Laws of Registrant *

     3.     --  None

     4.     --  Not Applicable

     5.     --  Form of Investment Management Agreement between Registrant and
                Morgan Stanley Dean Witter Advisors Inc.

     6.(a)  --  Form of Distribution Agreement between Registrant and
                Morgan Stanley Dean Witter Distributors Inc.

     6.(b)  --  Forms of Selected Dealer Agreements

     6.(c)  --  Form of Underwriting Agreement between Registrant and Morgan
                Stanley Dean Witter Distributors Inc.

     7.     --  None

     8.(a)  --  Form of Custodian Agreement

     8.(b)  --  Form of Transfer Agency and Services Agreement between
                Registrant and Morgan Stanley Dean Witter Trust FSB

     9.     --  Form of Services Agreement between Morgan Stanley Dean Witter
                Advisors Inc. and Morgan Stanley Dean Witter Services Company
                Inc.

     10.(a) --  Opinion of Barry Fink, Esq.

     10.(b) --  Opinion of Lane Altman & Owens LLP

     11.    --  Consent of Independent Accountants

     12.    --  None

     13.    --  Investment Letter of Morgan Stanley Dean Witter Advisors Inc.

     14.    --  None

     15.    --  Form of Plan of Distribution between Registrant and
                Morgan Stanley Dean Witter Distributors Inc.

     16.    --  Schedules for Computation of Performance Quotations -
                to be filed with the first post-effective amendment

     18.    --  Form of Multiple-Class plan Pursuant to Rule 18f-3

     27.    --  Financial Data Schedules

  Other.    --  Powers of Attorney

--------------
* Previously filed as an exhibit to the Registrant's initial Registration Statement (file No. 333-56609) filed on June 11, 1998.

Item 25. Persons Controlled by or Under Common Control With Registrant.

         Prior to the effectiveness of this Registration Statement, the Registrant will sell 10,000 of its shares of beneficial interest to Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation. Morgan Stanley Dean Witter Advisors Inc. is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a Delaware corporation, that is a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

Item 26. Number of Holders of Securities.

         (1)                                                 (2)
                                                  Number of Record Holders
     Title of Class                                    at July 22, 1998
     --------------                                    ----------------
Shares of Beneficial Interest                           Class A   -   1
                                                        Class B   -   1
                                                        Class C   -   1
                                                        Class D   -   1

Item 27. Indemnification.

         Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

         Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

         The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

         Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.


Item 28. Business and Other Connections of Investment Advisor

         See "The Fund and Its Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"). MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal address of the Morgan Stanley Dean Witter Funds is Two World Trade Center, New York, New York 10048.

         The term "Morgan Stanley Dean Witter Funds" refers to the following registered investment companies:

Closed-End Investment Companies
-------------------------------
(1)   Dean Witter Government Income Trust
(2)   High Income Advantage Trust
(3)   High Income Advantage Trust II
(4)   High Income Advantage Trust III
(5)   InterCapital California Insured Municipal Income Trust
(6)   InterCapital California Quality Municipal Securities

(7)   InterCapital Income Securities Inc.
(8)   InterCapital Insured California Municipal Securities
(9)   InterCapital Insured Municipal Bond Trust
(10)  InterCapital Insured Municipal Income Trust
(11)  InterCapital Insured Municipal Securities
(12)  InterCapital Insured Municipal Trust
(13)  InterCapital New York Quality Municipal Securities
(14)  InterCapital Quality Municipal Income Trust
(15)  InterCapital Quality Municipal Investment Trust
(16)  InterCapital Quality Municipal Securities
(17)  Municipal Income Opportunities Trust
(18)  Municipal Income Opportunities Trust II
(19)  Municipal Income Opportunities Trust III
(20)  Municipal Income Trust
(21)  Municipal Income Trust II
(22)  Municipal Income Trust III
(23)  Municipal Premium Income Trust
(24)  Morgan Stanley Dean Witter Prime Income Trust

Open-end Investment Companies
-----------------------------
(1)   Active Assets California Tax-Free Trust
(2)   Active Assets Government Securities Trust
(3)   Active Assets Money Trust
(4)   Active Assets Tax-Free Trust
(5)   Dean Witter Global Asset Allocation Fund
(6)   Dean Witter Retirement Series
(7)   Morgan Stanley Dean Witter American Value Fund
(8)   Morgan Stanley Dean Witter Balanced Growth Fund
(9)   Morgan Stanley Dean Witter Balanced Income Fund
(10)  Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(11)  Morgan Stanley Dean Witter California Tax-Free Income Fund
(12)  Morgan Stanley Dean Witter Capital Appreciation Fund
(13)  Morgan Stanley Dean Witter Capital Growth Securities
(14)  Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas Portfolio"
(15)  Morgan Stanley Dean Witter Convertible Securities Trust
(16)  Morgan Stanley Dean Witter Developing Growth Securities Trust
(17)  Morgan Stanley Dean Witter Diversified Income Trust
(18)  Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(19)  Morgan Stanley Dean Witter Equity Fund
(20)  Morgan Stanley Dean Witter European Growth Fund Inc.
(21)  Morgan Stanley Dean Witter Federal Securities Trust
(22)  Morgan Stanley Dean Witter Financial Services Trust
(23)  Morgan Stanley Dean Witter Fund of Funds
(24)  Morgan Stanley Dean Witter Global Dividend Growth Securities
(25)  Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
(26)  Morgan Stanley Dean Witter Global Utilities Fund
(27)  Morgan Stanley Dean Witter Growth Fund
(28)  Morgan Stanley Dean Witter Hawaii Municipal Trust
(29)  Morgan Stanley Dean Witter Health Sciences Trust
(30)  Morgan Stanley Dean Witter High Yield Securities Inc.
(31)  Morgan Stanley Dean Witter Income Builder Fund

(32)  Morgan Stanley Dean Witter Information Fund
(33)  Morgan Stanley Dean Witter Intermediate Income Securities
(34)  Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust
(35)  Morgan Stanley Dean Witter International SmallCap Fund
(36)  Morgan Stanley Dean Witter Japan Fund
(37)  Morgan Stanley Dean Witter Limited Term Municipal Trust
(38)  Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(39)  Morgan Stanley Dean Witter Market Leader Trust
(40)  Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(41)  Morgan Stanley Dean Witter Mid-Cap Growth Fund
(42)  Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(43)  Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(44)  Morgan Stanley Dean Witter New York Municipal Money Market Trust
(45)  Morgan Stanley Dean Witter New York Tax-Free Income Fund
(46)  Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(47)  Morgan Stanley Dean Witter Precious Metals and Minerals Trust
(48)  Morgan Stanley Dean Witter S&P 500 Index Fund
(49)  Morgan Stanley Dean Witter S&P 500 Select Fund
(50)  Morgan Stanley Dean Witter Select Dimensions Investment Series
(51)  Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
(52)  Morgan Stanley Dean Witter Short-Term Bond Fund
(53)  Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(54)  Morgan Stanley Dean Witter Special Value Fund
(55)  Morgan Stanley Dean Witter Strategist Fund
(56)  Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(57)  Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(58)  Morgan Stanley Dean Witter U.S. Government Money Market Trust
(59)  Morgan Stanley Dean Witter U.S. Government Securities Trust
(60)  Morgan Stanley Dean Witter Utilities Fund
(61)  Morgan Stanley Dean Witter Value Fund
(62)  Morgan Stanley Dean Witter Value-Added Market Series
(63)  Morgan Stanley Dean Witter Variable Investment Series
(64)  Morgan Stanley Dean Witter World Wide Income Trust

         The term "TCW/DW Funds" refers to the following registered investment companies:

Open-End Investment Companies
-----------------------------
(1)   TCW/DW Emerging Markets Opportunities Trust
(2)   TCW/DW Global Telecom Trust
(3)   TCW/DW Income and Growth Fund
(4)   TCW/DW Latin American Growth Fund
(5)   TCW/DW Mid-Cap Equity Trust
(6)   TCW/DW North American Government Income Trust
(7)   TCW/DW Small Cap Growth Fund
(8)   TCW/DW Total Return Trust

Closed-End Investment Companies
-------------------------------
(1)   TCW/DW Term Trust 2000
(2)   TCW/DW Term Trust 2002
(3)   TCW/DW Term Trust 2003

NAME AND POSITION              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.           AND NATURE OF CONNECTION
--------------------           ------------------------------------------------

Mitchell M. Merin              Chairman and Director of Morgan Stanley Dean
President, Chief               Witter Distributors Inc. ("MSDW Distributors")
Officer and                    and Morgan Executive Stanley Dean Witter Trust
Director                       FSB ("MSDW Trust"); President, Chief Executive
                               Officer and Director of Morgan Stanley Dean
                               Witter Services Company Inc. ("MSDW Services");
                               Executive Vice President and Director of Dean
                               Witter Reynolds Inc. ("DWR"); Director of SPS
                               Transaction Services, Inc. and various other
                               Morgan Stanley Dean Witter & Co. ("MSDW") subsidiaries.

Thomas C. Schneider            Executive Vice President and Chief Strategic and
Executive Vice                 Administrative Officer of MSDW; Executive Vice
President and Chief            President and Chief Financial Officer of MSDW
Financial Officer              Services and MSDW Distributors; Director of DWR,
                               MSDW Distributors and MSDW.

Robert M. Scanlan              President, Chief Operating Officer and Director
President, Chief               of MSDW Services, Executive Vice President of
Operating Officer              MSDW Distributors; Executive Vice President and
and Director                   Director of MSDW Trust; Vice President of the
                               Morgan Stanley Dean Witter Funds and the TCW/DW
                               Funds.

Joseph J. McAlinden            Vice President of the Morgan Stanley Dean Witter
Executive Vice President       Funds and Director of MSDW Trust.
and Chief Investment
Officer

Edward C. Oelsner, III
Executive Vice President

Barry Fink                     Assistant Secretary of DWR; Senior Vice
Senior Vice President,         President, Secretary, General Counsel and
Secretary, General Counsel     Director of MSDW Services; Senior Vice
and Director                   President, Assistant Secretary and Assistant
                               General Counsel of MSDW Distributors; Vice
                               President, Secretary and General Counsel of the
                               Morgan Stanley Dean Witter Funds and the TCW/DW
                               Funds.

Peter M. Avelar                Vice President of various Morgan Stanley Dean
Senior Vice President          Witter Funds.

Mark Bavoso                    Vice President of various Morgan Stanley Dean
Senior Vice President          Witter Funds.

Richard Felegy
Senior Vice President

NAME AND POSITION              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.           AND NATURE OF CONNECTION
--------------------           ------------------------------------------------

Edward F. Gaylor               Vice President of various Morgan Stanley Dean
Senior Vice President          Witter Funds.

Robert S. Giambrone            Senior Vice President of MSDW Services, MSDW
Senior Vice President          Distributors and MSDW Trust and Director of MSDW
                               Trust; Vice President of the Morgan Stanley Dean
                               Witter Funds and the TCW/DW Funds.

Rajesh Gupta                   Vice President of various Morgan Stanley Dean
Senior Vice President          Witter Funds.

Kenton J. Hinchliffe           Vice President of various Morgan Stanley Dean
Senior Vice President          Witter Funds.

Kevin Hurley                   Vice President of various Morgan Stanley Dean
Senior Vice President          Witter Funds.

Margaret Iannuzzi
Senior Vice President

Jenny Beth Jones               Vice President of Morgan Stanley Dean Witter
Senior Vice President          Special Value Fund.

John B. Kemp, III              President of MSDW Distributors.
Senior Vice President

Anita H. Kolleeny              Vice President of various Morgan Stanley Dean
Senior Vice President          Witter Funds.

Jonathan R. Page               Vice President of various Morgan Stanley Dean
Senior Vice President          Witter Funds.

Ira N. Ross                    Vice President of various Morgan Stanley Dean
Senior Vice President          Witter Funds.

Guy G. Rutherfurd, Jr.         Vice President of various Morgan Stanley Dean
Senior Vice President          Witter Funds.

Rochelle G. Siegel             Vice President of various Morgan Stanley Dean
Senior Vice President          Witter Funds.

Jayne M. Stevlingson           Vice President of various Morgan Stanley Dean
Senior Vice President          Witter Funds.

Paul D. Vance                  Vice President of various Morgan Stanley Dean
Senior Vice President          Witter Funds.

NAME AND POSITION              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.           AND NATURE OF CONNECTION
--------------------           ------------------------------------------------

Elizabeth A. Vetell
Senior Vice President

James F. Willison              Vice President of various Morgan Stanley Dean
Senior Vice President          Witter Funds.

Ronald J. Worobel              Vice President of various Morgan Stanley Dean
Senior Vice President          Witter Funds.

Douglas Brown
First Vice President

Thomas F. Caloia               First Vice President and Assistant Treasurer of
First Vice President           MSDW Services; Assistant Treasurer of MSDW
and Assistant                  Distributors; Treasurer and Chief Financial
Treasurer                      Officer of the Morgan Stanley Dean Witter Funds
                               and the TCW/DW Funds.

Thomas Chronert
First Vice President

Rosalie Clough
First Vice President

Marilyn K. Cranney             Assistant Secretary of DWR; First Vice President
First Vice President           and Assistant Secretary of MSDW Services;
and Assistant Secretary        Assistant Secretary of the Morgan Stanley Dean
                               Witter Funds and the TCW/DW Funds.

Salvatore DeSteno              Vice President of MSDW Services.
First Vice President

Michael Interrante             First Vice President and Controller of MSDW
First Vice President           Services; Assistant Treasurer of MSDW
and Controller                 Distributors; First Vice President and Treasurer
                               of MSDW Trust.

David Johnson
First Vice President

Stanley Kapica
First Vice President

Carsten Otto                   First Vice President and Assistant Secretary of
First Vice President           MSDW Services; Assistant Secretary of the Morgan
and Assistant Secretary        Stanley Dean Witter Funds and the TCW/DW Funds.

NAME AND POSITION              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.           AND NATURE OF CONNECTION
--------------------           ------------------------------------------------

Robert Zimmerman
First Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz
Vice President

Joseph Arcieri                 Vice President of various Morgan Stanley Dean
Vice President                 Witter Funds.

Nancy Belza
Vice President

Maurice Bendrihem
Vice President and
Assistant Controller

Frank Bruttomesso              Vice President and Assistant Secretary of MSDW
Vice President and             Services; Assistant Secretary of the Morgan
Assistant Secretary            Stanley Dean Witter Funds and the TCW/DW Funds.

Ronald Caldwell
Vice President

Joseph Cardwell
Vice President

Philip Casparius
Vice President

David Dineen
Vice President

Bruce Dunn
Vice President

Michael Durbin
Vice President

Sheila Finnerty
Vice President

NAME AND POSITION              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.           AND NATURE OF CONNECTION
--------------------           ------------------------------------------------

Jeffrey D. Geffen
Vice President

Michael Geringer
Vice President

Ellen Gold
Vice President

Stephen Greenhut
Vice President

Sandra Grossman
Vice President

Peter W. Gurman
Vice President

Matthew Haynes                 Vice President of Morgan Stanley Dean Witter
Vice President                 Variable Investment Series.

Peter Hermann                  Vice President of various Morgan Stanley Dean
Vice President                 Witter Funds.

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

Christopher Jones
Vice President

Kevin Jung
Vice President

Carol Espejo Kane
Vice President

James P. Kastberg
Vice President

Michelle Kaufman               Vice President of various Morgan Stanley Dean
Vice President                 Witter Funds.

Paula LaCosta                  Vice President of various Morgan Stanley Dean
Vice President                 Witter Funds.

NAME AND POSITION              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.           AND NATURE OF CONNECTION
--------------------           ------------------------------------------------

Thomas Lawlor
Vice President

Gerard J. Lian                 Vice President of various Morgan Stanley Dean
Vice President                 Witter Funds.

Nancy Login
Vice President

Steven MacNamara
Vice President

Catherine Maniscalco           Vice President of Morgan Stanley Dean Witter
Vice President                 Natural Resource Development Securities Inc.

Albert McGarity
Vice President

LouAnne D. McInnis             Vice President and Assistant Secretary of MSDW
Vice President and             Services; Assistant Secretary of the Morgan
Assistant Secretary            Stanley Dean Witter Funds and the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

Mary Beth Mueller
Vice President

NAME AND POSITION              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.           AND NATURE OF CONNECTION
--------------------           ------------------------------------------------

David Myers                    Vice President of Morgan Stanley Dean Witter
Vice President                 Natural Resource Development Securities Inc.

Richard Norris
Vice President

George Paoletti
Vice President

Anne Pickrell                  Vice President of various  Morgan Stanley Dean
Vice President                 Witter Funds.

Michael Roan
Vice President

John Roscoe
Vice President

Hugh Rose
Vice President

Robert Rossetti                Vice President of Morgan Stanley Dean Witter
Vice President                 Precious Metals and Minerals Trust.

Ruth Rossi                     Vice President and Assistant Secretary of MSDW
Vice President and             Services; Assistant Secretary of the Morgan
Assistant Secretary            Stanley Dean Witter Funds and the TCW/DW Funds.

Carl F. Sadler
Vice President

Deborah Santaniello
Vice President

Peter J. Seeley                Vice President of various Morgan Stanley Dean
Vice President                 Witter Funds.

Robert Stearns
Vice President

Naomi Stein
Vice President

Kathleen H. Stromberg          Vice President of various Morgan Stanley Dean
Vice President                 Witter Funds.

NAME AND POSITION              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.           AND NATURE OF CONNECTION
--------------------           ------------------------------------------------

Marybeth Swisher
Vice President

Robert Vanden Assem
Vice President

James P. Wallin
Vice President

Alice Weiss                    Vice President of various Morgan Stanley Dean
Vice President                 Witter Funds.

John Wong
Vice President

Item 29. Principal Underwriters

(a) Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. MSDW Distributors is also the principal underwriter of the following investment companies:

(1)   Active Assets California Tax-Free Trust
(2)   Active Assets Government Securities Trust
(3)   Active Assets Money Trust
(4)   Active Assets Tax-Free Trust
(5)   Dean Witter Global Asset Allocation Fund
(6)   Dean Witter Retirement Series
(7)   Morgan Stanley Dean Witter American Value Fund
(8)   Morgan Stanley Dean Witter Balanced Growth Fund
(9)   Morgan Stanley Dean Witter Balanced Income Fund
(10)  Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(11)  Morgan Stanley Dean Witter California Tax-Free Income Fund
(12)  Morgan Stanley Dean Witter Capital Appreciation Fund
(13)  Morgan Stanley Dean Witter Capital Growth Securities
(14)  Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas Portfolio"
(15)  Morgan Stanley Dean Witter Convertible Securities Trust
(16)  Morgan Stanley Dean Witter Developing Growth Securities Trust
(17)  Morgan Stanley Dean Witter Diversified Income Trust
(18)  Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(19)  Morgan Stanley Dean Witter Equity Fund
(20)  Morgan Stanley Dean Witter European Growth Fund Inc.
(21)  Morgan Stanley Dean Witter Federal Securities Trust
(22)  Morgan Stanley Dean Witter Financial Services Trust
(23)  Morgan Stanley Dean Witter Fund of Funds
(24)  Morgan Stanley Dean Witter Global Dividend Growth Securities
(25)  Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.

(26)  Morgan Stanley Dean Witter Global Utilities Fund
(27)  Morgan Stanley Dean Witter Growth Fund
(28)  Morgan Stanley Dean Witter Hawaii Municipal Trust
(29)  Morgan Stanley Dean Witter Health Sciences Trust
(30)  Morgan Stanley Dean Witter High Yield Securities Inc.
(31)  Morgan Stanley Dean Witter Income Builder Fund
(32)  Morgan Stanley Dean Witter Information Fund
(33)  Morgan Stanley Dean Witter Intermediate Income Securities
(34)  Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust
(35)  Morgan Stanley Dean Witter International SmallCap Fund
(36)  Morgan Stanley Dean Witter Japan Fund
(37)  Morgan Stanley Dean Witter Limited Term Municipal Trust
(38)  Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(39)  Morgan Stanley Dean Witter Market Leader Trust
(40)  Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(41)  Morgan Stanley Dean Witter Mid-Cap Growth Fund
(42)  Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(43)  Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(44)  Morgan Stanley Dean Witter New York Municipal Money Market Trust
(45)  Morgan Stanley Dean Witter New York Tax-Free Income Fund
(46)  Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(47)  Morgan Stanley Dean Witter Precious Metals and Minerals Trust
(48)  Morgan Stanley Dean Witter Prime Income Trust
(49)  Morgan Stanley Dean Witter S&P 500 Index Fund
(50)  Morgan Stanley Dean Witter Short-Term Bond Fund
(51)  Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(52)  Morgan Stanley Dean Witter Special Value Fund
(53)  Morgan Stanley Dean Witter Strategist Fund
(54)  Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(55)  Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(56)  Morgan Stanley Dean Witter U.S. Government Money Market Trust
(57)  Morgan Stanley Dean Witter U.S. Government Securities Trust
(58)  Morgan Stanley Dean Witter Utilities Fund
(59)  Morgan Stanley Dean Witter Value-Added Market Series
(60)  Morgan Stanley Dean Witter Variable Investment Series
(61)  Morgan Stanley Dean Witter World Wide Income Trust
(1)   TCW/DW Emerging Markets Opportunities Trust
(2)   TCW/DW Global Telecom Trust
(3)   TCW/DW Income and Growth
(4)   TCW/DW Latin American Growth Fund
(5)   TCW/DW Mid-Cap Equity Trust
(6)   TCW/DW North American Government Income Trust
(7)   TCW/DW Small Cap Growth Fund
(8)   TCW/DW Total Return Trust

(b) The following information is given regarding directors and officers of MSDW Distributors not listed in Item 28 above. The principal address of MSDW Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.

Name                      Positions and Office with MSDW Distributors
----                      -------------------------------------------

Richard M. DeMartini      Director

Christine Edwards         Executive Vice President, Secretary, Director and
                          Chief Legal Officer.

Michael T. Gregg          Vice President and Assistant Secretary.


James F. Higgins          Director

Fredrick K. Kubler        Senior Vice President, Assistant Secretary and Chief
                          Compliance Officer.

Philip J. Purcell         Director

Item 30. Location of Accounts and Records

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31. Management Services

         Registrant is not a party to any such management-related service contract.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 24th day of July, 1998.

                                 MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND

                                            By: /s/ Barry Fink
                                               ---------------------------------
                                                    Barry Fink
                                                    Vice President and Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

             Signatures             Title                          Date
             ----------             -----                          ----


By: /s/ Charles A. Fiumefreddo      Chairman, President,           07/24/98
   ----------------------------     Chief Executive
        Charles A. Fiumefreddo      Officer and Trustee

By: /s/ Michael Bozic               Trustee                        07/24/98
   ----------------------------
        Michael Bozic

By: /s/ Edwin J. Garn               Trustee                        07/24/98
   ----------------------------
        Edwin J. Garn

By: /s/ John R. Haire               Trustee                        07/24/98
   ----------------------------
        John R. Haire

By: /s/ Wayne E. Hedien            Trustee                         07/24/98
   ----------------------------
        Wayne E. Hedien

By: /s/ Manuel H. Johnson           Trustee                        07/24/98
   ----------------------------
        Manuel H. Johnson

By: /s/ Michael E. Nugent           Trustee                        07/24/98
   ----------------------------
        Michael E. Nugent

By: /s/ Philip J. Purcell           Trustee                        07/24/98
   ----------------------------
        Philip J. Purcell

By: /s/ John L. Schroeder           Trustee                        07/24/98
   ----------------------------
        John L. Schroeder

By: /s/ Thomas F. Caloia            Treasurer, Chief               07/24/98
   ----------------------------     Financial Officer and
        Thomas F. Caloia            Chief Accounting Officer

                                 EXHIBIT INDEX


1.       -- Declaration of Trust of the Registrant*

2.       -- By-Laws of Registrant *

3.       -- None

4.       -- Not Applicable

5.       -- Form of Investment Management Agreement between Registrant and
            Morgan Stanley Dean Witter Advisors Inc.

6.(a)    -- Form of Distribution Agreement between Registrant and Morgan
            Stanley Dean Witter Distributors Inc.

6.(b)    -- Forms of Selected Dealer Agreements

6.(c)    -- Form of Underwriting Agreement between Registrant and Morgan
            Stanley Dean Witter Distributors Inc.

7.       -- None

8.(a)    -- Form of Custodian Agreement

8.(b)    -- Form of Transfer Agency and Services Agreement between Registrant and Morgan Stanley Dean Witter Trust FSB

9.       -- Form of Services Agreement between Morgan Stanley Dean Witter
            Advisors and Morgan Stanley Dean Witter Services Company Inc.

10.(a)   -- Opinion of Barry Fink, Esq.

10.(b)   -- Opinion of Lane Altman & Owens LLP

11.      -- Consent of Independent Accountants

12.      -- None

13.      -- Investment Letter of Morgan Stanley Dean Witter Advisors Inc.

14.      -- None

15.      -- Form of Plan of Distribution between Registrant and Morgan Stanley
            Dean Witter Distributors Inc.


16.      -- Schedules for Computation of Performance Quotations - to be filed with the first post-effective amendment

18.      -- Form of Multiple-Class plan Pursuant to Rule 18f-3

27.      -- Financial Data Schedules

Other    -- Powers of Attorney

--------------
* Previously filed as an exhibit to the Registrant's Initial Registration Statement (file No. 333-56609) filed on June 11, 1998.